SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 24, 2004


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                11-2408943
(State or other jurisdiction of       (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                     10153
(Address of principal executive offices)               (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2004, the Stock Plan Subcommittee of the Compensation Committee of the Board of Directors of The Estee Lauder Companies Inc. (the "Corporation") granted options to certain executive officers of the Corporation pursuant to The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan.

Grants were made to the following executive officers listed in the Summary Compensation Table in the Corporation's last proxy statement or that are expected to be listed in the Corporation's upcoming proxy statement:

                                                Shares of Class A Common
Named Executive Officer                      Stock Underlying Options

William P. Lauder                                       300,000
Patrick Bousquet-Chavanne                               100,000
Daniel J. Brestle                                       100,000
Philip Shearer                                          100,000

Each option has an exercise price equal to $43.10 per share. The options are generally exercisable in three substantially equal annual tranches beginning on January 1, 2006. Options become exercisable earlier upon death, disability or retirement of the optionee or a change in control of the Corporation. All options expire on August 24, 2014, subject to earlier termination or forfeiture and the expiration of the one year period after death in the case of death after August 24, 2013. Earlier termination or forfeiture can occur if the employee resigns other than by reason of retirement or is terminated. Post-termination exercises are subject to non-competition and good conduct requirements. A copy of the Form of Stock Option Agreement providing additional information regarding the terms of each option is incorporated by reference to Exhibit No. 10.2 filed with this Form 8-K.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description
-----------    -----------

10.1 Fiscal 2002 Share Incentive Plan (filed as Exhibit 4(d) to our Registration Statement on Form S-8 (No. 333-72684) on November 1,
               2001)*

10.2           Form of Stock Option  Agreement under Fiscal 2002 Share Incentive
               Plan

*  Incorporated by reference.





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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE ESTEE LAUDER COMPANIES INC.



Date:  August 26, 2004                  By:  /s/Richard W. Kunes
                                             -----------------------------------
                                              Richard W. Kunes
                                              Senior Vice President
                                              and Chief Financial Officer





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
                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

10.1 Fiscal 2002 Share Incentive Plan (filed as Exhibit 4(d) to our Registration Statement on Form S-8 (No. 333-72684) on November 1,
               2001)*

10.2           Form of Stock Option  Agreement under Fiscal 2002 Share Incentive
               Plan

*  Incorporated by reference.






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